Exhibit 99.1
Investor Presentation December 15th, 2010 Presenter: Denny Smith Director, Corporate Development President, Nabors Alaska Drilling

Forward Looking Statements We often discuss expectations regarding our markets, demand for our products and services, and our future performance in our annual and quarterly reports, press releases, and other written and oral statements. Such statements, including statements in this document incorporated by reference that relate to matters that are not historical facts are "forward-looking statements" within the meaning of the safe-harbor provisions of the Securities Act of 1933 and the Securities Exchange Act of 1934. These forward-looking statements are based on our analysis of currently available competitive, financial and economic data and our operating plans. They are inherently uncertain, and investors must recognize that events and actual results could turn out to be significantly different from our expectations. You should consider the following key factors when evaluating these forward-looking statements: fluctuations in worldwide prices and demand for natural gas and oil; fluctuations in levels of natural gas and crude oil exploration and development activities; fluctuations in the demand for our services; the existence of competitors, technological changes and developments in the oilfield services industry; the existence of operating risks inherent in the oilfield services industry; the existence of regulatory and legislative uncertainties; the possibility of changes in tax laws; the possibility of political instability, war or acts of terrorism in any of the countries where we operate; and general economic conditions including the capital and credit markets. Our businesses depend, to a large degree, on the level of spending by oil and gas companies for exploration, development and production activities. Therefore, a sustained increase or decrease in the price of natural gas or oil, which could have a material impact on exploration and production activities, could also materially affect our financial position, results of operations and cash flows. The above description of risks and uncertainties is by no means all-inclusive, but is designed to highlight what we believe are important factors to consider. Additional information concerning these and other risk factors is contained in our most recently filed annual reports on Form 10-K, subsequent quarterly reports on Form 10-Q, recent current reports on Form 8-K, and other SEC filings.

Nabors Operational Map 13 JACK-UPS 8 Drilling 5 Workover 3 BARGE RIGS 38 PLATFORM RIGS 24 Workover/Re-Drilling 14 Drilling 728 LAND WORKOVER RIGS 554 LAND DRILLING RIGS Actively Marketed Rigs Only As of September 30, 2010 DRILLING INSTRUMENTATION TOP DRIVE MANUFACTURING OILFIELD SERVICES

A Conservative and Flexible Financial Position Cash & Securities (1) Cash & Securities (1) $809,917 $809,917 $809,917 Accounts Receivable Accounts Receivable 1,002,974 1,002,974 1,002,974 Working Capital (1) Working Capital (1) 304,404 304,404 304,404 Property, Plant and Equipment, Net Property, Plant and Equipment, Net 7,884,874 7,884,874 7,884,874 Total Assets Total Assets 11,620,728 11,620,728 11,620,728 Total Debt (2) Total Debt (2) 4,509,462 4,509,462 4,509,462 Stockholders' Equity Stockholders' Equity 5,207,632 5,207,632 5,207,632 Total Debt to Total Capitalization Total Debt to Total Capitalization 43% 43% 43% Net Debt to Capitalization Net Debt to Capitalization 38% 38% 38% Diluted Weighted Average Shares Outstanding Diluted Weighted Average Shares Outstanding 285.282 285.282 285.282 Fitch, Moody's and S&P Fitch, Moody's and S&P BBB+, Baa2, BBB BBB+, Baa2, BBB BBB+, Baa2, BBB BBB+, Baa2, BBB Indexes Indexes S&P 500, OSX S&P 500, OSX S&P 500, OSX S&P 500, OSX Balance Sheet Data ($ Millions) as of September 30, 2010 Includes $30.2 million in oil & gas financing receivables that are included in long-term investments and other receivables Some debt issues are unrated

Capital Structure Progression In $ millions Debt EBITDA (1) Debt / EBITDA @ 9/30/2008 $4,212 $1,567 2.7x New borrowing: Jan. '09 $1,125 Repayment: Aug. '09 ($225) Repurchase: 2009-2010 ($1,307) New borrowing: Sep. '10 $700 @ 9/30/2010 $4,509 $1,605 2.8x Repayment: May '11 ($1,442) @ 6/30/2011 $3,067 $1,760 1.7x EBITDA is next twelve month (NTM) from period. NTM EBITDA for Sep. 2008 is actual excluding non-cash impairments. NTM EBITDA for Sep. 2010 and Sep. 2011 are First Call mean consensus as of 11/23/10.

Business Unit Overview Alaska: Activity down with BP spending curtailment Results down 20% 09-10; 2011 down another 40% Longer-term opportunities and broader applications emerging Leading position in coiled-tubing drilling and AC technology US Well Servicing: Hours have steadily improved year-to-date, but visibility is limited Pricing steady; achieving modest net increase 70% of revenue is oil driven Exploiting SWSI synergies US Offshore: Virtually 100% share of deepwater platform rig market Moratorium/other impacts = ($30+/- million) to EBIT in 2010, 2011? Secured awards for two deepwater 4,500 hp platform rigs to deploy during 2012

Business Unit Overview Canada: Increasingly positive versus last year's loss 2011 outlook continues to improve with oil activity & B.C. Shales We remain optimistic on our long-term position as market direction favors NBR fleet Other Segments: Innovative, technology-based products are currently being rolled out, yielding competitive edges in our rig operations Ryan - broader applications emerging for directional drilling

US Lower 48 Land As of 12/10/10, NDUSA has 186 rigs on revenue Virtually all PACE(r) rigs committed Full utilization of PACE(r) rigs has improved the market for SCR rigs Activity increasing in oil & liquids driven regions 2006: 85% Gas - 15% Oil & Liquids 2011E: 32% Gas - 68% Oil & Liquids Leading edge rig pricing continues to move up slowly Ongoing convergence of average margins toward leading edge; Continuation of this trend provides potential upside in 2011

Premium Domestic Rig Fleet U.S. Land Fleet 223 Electric 97 Mechanical A/C 31% MECH 30% SCR 39% NDUSA AC New Builds NDUSA AC New Builds In fleet @ 9/30/2010 100 To be deployed 17 Total 117

International Drilling Deeper trough & slower recovery than expected (mainly Mexico & Saudi) High confidence that 2010-2011 is the bottom 2011 higher rig count yields EBIT up $50 million 2011 jack-ups re-pricing yields EBIT down $50 million Largest impact is 1Q11 followed by 2Q11 Dry docking on jack-ups: 2 dry dock; 2 UWILD Lower rates on 2 jack-ups Six Saudi rigs down for upgrades to gas drilling Iraq promising but very competitive Flat Yr.-Yr.

SWSI Acquisition Purchase price of approximately $900,000 Closed 34 days (September 10th) following announcement. 3Q 2010 results: $12 million EBIT in 20 days. Implies +/- $200 million EBIT 2011

SWSI Locations Service centers located in nearly all major U.S. basins Leadership in the Marcellus, with 127,000 hp operating in the region Significant presence in other unconventional plays including Haynesville, Bakken, Woodford and Barnett

Deal Strategic Rationale Broadens Our Portfolio Immediately Accretive Regardless of Synergies Enhances Our Growing Marcellus Position Complementary Technical Leadership Significant Synergy Opportunities Utilization of Nabors' Economies of Scale Consolidation of Other Assets with NBR Well Servicing, Frac Tank and Fluid Management Operations Strategic Assets for Integrated Opportunities Expanded Opportunity for Integrated Services Through a Wholly Owned Unit with Experienced Team in Place International Growth Opportunities Can Expand to Offer Traditional and Integrated Services Leveraging Nabors' Established International Infrastructure and Relationships

Summary & Outlook Macro Risk Still Present: Risk remains in North American Gas Markets Risk remains on International timing Nonetheless 2011 is Promising: International and U.S. Offshore - 2nd Half Turnaround Canada - growing with rig activity U.S. Land Well Servicing - growing with volume, pricing and synergies Other segments increasingly important Pressure pumping growing with price and capacity adds

SHOW ME!!! To Do List: Realize E&P values Demonstrate SWSI value Resume International growth Post sequential quarterly growth with clean numbers Enhanced multiple on increasing income Earn back premium to peers

Auxiliary Information

Margins and Activities Margin = gross margin per rig per day for the period. Gross margin is computed by subtracting direct costs from operating revenues for the period. 3Q10 3Q10 2Q10 2Q10 3Q09 3Q09 Margin (1) Rig Yrs Margin (1) Rig Yrs Margin (1) Rig Yrs US Lower 48 8,629 182.2 7,788 172.3 9,673 123.6 US Offshore 15,096 8.2 20,147 11.0 14,934 7.8 Alaska 41,455 6.7 30,015 8.0 25,844 9.0 Canada 6,696 27.5 7,431 17.7 8,248 12.3 International 15,292 103.0 15,854 97.6 17,802 97.1 Well Servicing Rev/Hr Rig Hrs Rev/Hr Rig Hrs Rev/Hr Rig Hrs US Lower 48 435 168,949 410 157,199 401 135,040 Canada 637 44,606 631 32,211 660 31,686

Quarterly Adjusted Income Derived from Operating Activities ($000's) 3Q10 2Q10 3Q09 US Lower 48 70,452 58,169 46,382 Nabors Well Services 9,049 3,231 342 US Pressure Pumping 11,987 ----- ----- US Offshore (1,090) 8,104 (163) Alaska 14,299 12,388 11,145 Canada 1,013 (9,497) (10,448) International 64,379 64,972 86,865

Non-GAAP Financial Information Within the preceding slides in this presentation, we present, both historically and on a forward-looking basis, our adjusted income derived from operating activities, which is a "non-GAAP" financial measure under Regulation G. The components of adjusted income derived from operating activities are computed using amounts which are determined in accordance with accounting principles generally accepted in the United States of America (GAAP). Adjusted income derived from operating activities is computed by: subtracting direct costs, general and administrative expenses, and depreciation and amortization, and depletion expense from Operating revenues and then adding Earnings (losses) from unconsolidated affiliates. Such amounts should not be used as a substitute to those amounts reported under GAAP. However, management evaluates the performance of our business units and the consolidated company based on several criteria, including adjusted income derived from operating activities, because it believes that this financial measure is an accurate reflection of the ongoing profitability of our company. We have provided within the table presented below a reconciliation for the applicable historical and forward-looking periods of adjusted income derived from operating activities to income (loss) from continuing operations before income taxes, which is its nearest comparable GAAP financial measure.

Non-GAAP Financial Information (continued) The following table provides a reconciliation of adjusted income derived from operating activities for our reportable segments to income (loss) from continuing operations before income taxes for the three months ended September 30, 2010, June 30, 2010 and September 30, 2009, using historical information determined in accordance with GAAP: Represents the elimination of inter-segment transactions and unallocated corporate expenses. Three Months Ended Three Months Ended Three Months Ended Three Months Ended Three Months Ended ($000's) September 30, 2010 June 30, 2010 September 30, 2009 Adjusted income (loss) derived from operating activities: Adjusted income (loss) derived from operating activities: Contract Drilling: US Lower 48 Land Drilling 70,452 58,169 46,382 US Land Well-Servicing 9,049 3,231 342 US Pressure Pumping 11,987 ----- ----- US Offshore (1,090) 8,104 (163) Alaska 14,299 12,388 11,145 Canada 1,013 (9,497) (10,448) International 64,379 64,972 86,865 Subtotal Contract Drilling 170,089 137,367 134,123 Oil & Gas 1,037 1,998 4,322 Other Operating Segments 17,969 8,317 3,978 Other Reconciling items (1) (24,679) (20,914) (25,232) Total 164,419 126,768 117,191 Interest expense (66,973) (65,293) (66,671) Investment income (loss) (733) 2,314 (1,806) Gains (losses) on sales and retirements of long-lived assets and other income, (expense), net (9,407) (11,024) (10,516) Impairments and other charges (123,099) ----- ----- Income (loss) from continuing operations before income taxes 35,793 52,765 38,198